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                                  UNITED STATES

                       SECURITIES AND EXCHANGE COMMISSION

                              Washington, DC 20549

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                                    FORM 8-K

                                 CURRENT REPORT


                     PURSUANT TO SECTION 13 OR 15 (d) of the

                         SECURITIES EXCHANGE ACT OF 1934

               Date of earliest event reported: November 14, 2002

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                        NOBEL LEARNING COMMUNITIES, INC.

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               (Exact name of registrant as specified in charter)



              Delaware                 1-1003                 22-2465204
    (State of Incorporation)  (Commission File Number)     (I.R.S. Employer
                                                           Identification No.)

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             1615 West Chester Pike, West Chester, PA     19382
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           (Address of Principal Executive Offices)     (Zip Code)


                                 (484) 947-2000
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              (Registrant's telephone number, including area code)


                              ---------N/A--------

          (Former name or former address, if changed since last report)

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Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits

         (c)      Exhibits

                  Exhibit No.       Description


                   99.1 Certification by A.J. Clegg, Chief Executive Officer, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002

                   99.2 Certification by Robert E. Zobel, Chief Financial Officer, pursuant to 18 U.S.C.
                                    Section 1350, as adopted pursuant to Section
                                    906 of the Sarbanes-Oxley Act of 2002


Item 9.  Regulation FD Disclosure

         On November 14, 2002, A.J. Clegg, Chief Executive Officer, and Robert
E. Zobel, Chief Financial Officer, of Nobel Learning Communities, Inc. each delivered to the Securities and Exchange Commission (the "SEC") a certification pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002. Copies of the certifications of A.J. Clegg and Robert E. Zobel are filed herewith as Exhibits 99.1 and 99.2, respectively.

Limitation of Incorporation by Reference

         In accordance with general instruction B.2 of Form 8-K, the information in this report is furnished pursuant to Item 9 and shall not be deemed to be "filed" for the purposes of Section 18 of the Securities Exchange Act of 1934, or otherwise subject to the liability of that section.

                                    SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

                                          NOBEL LEARNING COMMUNITIES, INC.


Date:  November 14, 2002                  By:  /s/ A.J. Clegg
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                                          A.J. Clegg
                                          Chairman and Chief Executive Officer

                                  Exhibit Index

Exhibit No.                 Description


99.1 Certification by A.J. Clegg, Chief Executive Officer, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002.

99.2 Certification by Robert E. Zobel, Chief Financial Officer, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002.